Exhibit 99.1

   Bank of America Merrill LynchLeveraged Finance ConferenceNovember 30, 2016

 Non-Reliance; Forward-Looking Statements  2  Statements made in this presentation that are not historical facts, including statements about Revlon, Inc.’s (“Revlon” and together with its wholly owned operating subsidiaries, Revlon Consumer Products Corporation (“Products Corporation” or “RCPC”) and Elizabeth Arden, Inc. (“Elizabeth Arden”), among others, being sometimes referred to as the “Company”) plans, projected financial results and liquidity, expected synergies, strategies, focus, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements in this presentation can be identified by the use of forward-looking terms such as "believes," "expects," “projects," “forecasts,” “may,” "will," "estimates," "should," “would,” "anticipates," "plans" or other comparable terms. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company does not undertake any obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in results of operations and liquidity; changes in general U.S. or international economic or industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the date of this presentation. You should not rely on forward-looking statements as predictions of future events. This forward-looking information should not be considered in isolation or as a substitute for the Company’s as reported financial results prepared in accordance with US GAAP and should be read in conjunction with Revlon’s financial statements and related footnotes filed with the SEC. The forward-looking statements in this presentation include, without limitation, the Company’s beliefs, expectations, guidance, focus and/or plans regarding future events, including, without limitation, the following: (i) the expected strategic and financial benefits of the Company’s September 2016 acquisition of Elizabeth Arden, including, without limitation, the Company’s expectations that while it is completing its integration planning and fine-tuning synergy estimates, the Company has confirmed its ability to deliver at least $140 million in multi-year synergies and cost reductions and that actions related to $106 million of synergies and cost reductions will be implemented within 12 months of close; (ii) the Company’s belief that it has strong momentum in the Revlon and Elizabeth Arden businesses and highly achievable synergies and cost reductions; (iii) the Company’s belief that its strong free cash flow generation will enable significant debt repayment capability; (iv) Revlon’s growth strategy, namely: (a) to build a foundation for sustainable growth that outpaces the industry by focusing on fast growing beauty segments and strategic categories, continuing to diversify our channels, especially direct to consumer, and accelerating our expansion in Asia; (b) harnessing the power of our iconic brand portfolio to delight consumers wherever and however they shop for beauty, including advancing our digital and multi-channel capabilities, while ensuring that we continue to win in traditional mass, prestige and salon channels around the world; and (c) developing a cost structure that delivers world class profitability and allow us to continue to invest in our brands; and (v) the Company’s belief that the Elizabeth Arden acquisition presents meaningful revenue synergies, including: (a) Elizabeth Arden providing a growth platform for Revlon in key territories where Revlon has a limited presence (e.g., China, Korea, etc.) and vice versa; (b) the Elizabeth Arden fragrance platform providing meaningful scale to Revlon’s existing fragrance business; (c) there being a spa and professional hair care opportunity to drive sales of both Elizabeth Arden and Revlon; and (d) there being greater scale providing the ability to increase Revlon sales and customer relevance in certain channels/customers (e.g., Walmart, Ulta, Watsons, etc.) and to accelerate time to shelf and innovation pace through in-sourcing (manufacturing and R&D) and cross fertilization.

 Non-Reliance; Forward-Looking Statements (cont’d)  3  Actual results may differ materially from such forward-looking statements for a number of reasons, including as a result of the disclosures and risks described in Revlon’s filings with the SEC, including Revlon’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC during 2016 (which may be viewed on the SEC’s website at http://www.sec.gov or on Revlon, Inc.’s website at http://www.revloninc.com, as applicable). Other important factors could also cause the Company’s actual results to differ materially from those indicated by these forward-looking statements, including, without limitation, risks and uncertainties relating to: (i) the Company being unable to successfully implement its integration strategies or realize the anticipated benefits of its acquisition of Elizabeth Arden, including the possibility that the expected synergies and cost reductions from the acquisition will not be realized, in whole or in part, or will not be realized within the expected time period; (ii) difficulties with, delays in or the inability to maintain strong momentum in the Revlon and/or Elizabeth Arden business, achieve its synergies and cost reductions in whole or in part, and/or realize on its ability to de-lever post-acquisition, such as due to those circumstances described in clause (i) above and/or clause (iii) below and/or changes in the Company’s results of operations, financial condition, liquidity, sources and uses of liquidity, general U.S. and/or international economic or industry conditions; (iii) less than anticipated free cash flow, such as due to lower than expected operating revenues, less than anticipated cash generated by the Company's domestic operations and/or or higher than expected operating expenses, sales returns, working capital expenses, permanent wall display costs, capital expenditures, debt service payments, cash tax payments, cash pension plan contributions, other post-retirement benefit plan contributions and/or net periodic benefit costs for the Company’s pension and other post-retirement benefit plans, restructuring costs, severance and discontinued operations not otherwise included in the Company’s restructuring programs, debt and/or equity repurchases, costs related to litigation and/or payments in connection with business and/or brand acquisitions, including through licensing transactions, if any, and discontinuing non-core business lines and/or exiting certain territories; (iv) (a) difficulties, delays in or less than expected results from the Company’s efforts to build a foundation for sustainable growth that outpaces the industry, such as due to, among other things, decreased sales of the Company’s existing or new products (such as due to decreased consumer spending in response to weak economic conditions or weakness in the consumption of beauty-related products, adverse changes in foreign currency exchange rates, decreased sales of the Company's products as a result of increased competitive activities by the Company's competitors and/or decreased performance by third party suppliers), less than effective product development across a range of product categories, less than expected acceptance of its new or existing products, less than expected acceptance of its advertising, promotional, pricing and/or marketing plans and/or brand communication, less than expected results from the Company’s efforts to create fewer and better new product launches across the Company’s brands, less than effective activities intended to develop multiple channels for the Company’s products (such as less than expected results from pursuing the Company’s e-commerce initiatives and/or less than effective efforts to develop relationships and/or acquire businesses that would be intended to facilitate geographic expansion); (b) difficulties, delays in or less than expected results from the Company’s efforts to delight consumers wherever and however they shop for beauty, such as less than expected results in advancing our digital and multi-channel capabilities and/or focusing on high-growth channels, such as e-commerce and travel retail, including due to less than expected investment behind such activities and/or less than effective new product development and/or advertising, marketing or promotional programs; and/or (c) difficulties, delays in or less than expected results from the Company’s efforts to develop a cost structure to deliver world class profitability and invest in our brands, such as due to less than expected results from efforts to improve our operating performance by strategically allocating investments behind key brands, categories and regions, improve our category mix and shift toward higher gross margin categories, reduce the complexity of our product lineup, reduce our product returns, sales markdowns and inventory levels, increase our speed to shelf, optimize our resource allocation and/or shorten new product launch timing; and/or

 Non-Reliance; Forward-Looking Statements (cont’d)  4  (v) less than anticipated revenue synergy opportunities from the combination of Revlon and Elizabeth Arden, such as due to less than expected growth in key territories, less than expected growth in the combined company’s fragrance businesses, less than expected growth opportunities in the combined company’s spa and professional hair care businesses, less than expected growth with key customers, such as due to increased retailer inventory management, and/or less than expected improvements resulting from in-sourcing manufacturing and R&D, such as due to the Company’s businesses experiencing disruptions due to management’s focus on executing the business integration activities and/or due to employee uncertainty during the integration transition period or other factors making it more difficult to maintain relationships with customers, suppliers, employees and other business partners. Factors other than those referred to above, including as described in Revlon’s Form 10-K, Form 10-Qs and Form 8-Ks filed with the SEC in 2016, could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial information and materials and any other statement or disclosure on, or made available through, the Company’s website or other websites referred to herein shall not be incorporated by reference herein unless specifically identified as such.

 Agenda  5  Company HighlightsSynergy and Cost Reduction OverviewGrowth StrategyBusiness Update

 6  Company highlights

       7,500 Full Time Employees                                                                                                                                                                                                                                                                                                                                                                                                        North America59%  Latin America5%  Asia/Pacific12%  EMEA24%  860 Million Units of Product Produced (3)  6 Factories10 Distribution Warehouses      ~$3 BillionNet Sales (1)  16 Global Beauty, Fragrance, Personal Care Brands  150 Countries and Territories  Top 20 Beauty Company (2)                  Company Highlights  Key Beauty Channels  Specialty  Mass  Retail  Prestige  Salons  E-commerce  10% Beauty Care  18% Hair Care  28% Fragrance    31% Color Cosmetics   7% Skincare  6% Nail  Source: Management and Company filings.Based on Pro Forma LTM 9/30/16.Based on WWD’s top beauty companies ranked by sales adjusted on a pro forma basis.Represents the estimated production for the 12 months ending December 31, 2016.  7  Our Company  Net Sales by Geographic Region (1)  Our Footprint  Channels of Distribution  Net Sales by Category (1)  Our Workforce

 Company Highlights  8            1  2  3  4  Large, Strong, Diversified Beauty Competitor  Iconic Brand Portfolio and Expanded ScaleAcross Categories and Channels  Strong Cash Flow Generation and Demonstrated Ability to De-Lever Post-Acquisition  Experienced Management Team  Strong Momentum in Revlon and Elizabeth Arden Businesses and Highly Achievable Synergies and Cost Reductions

  Large, Strong, Diversified Beauty Competitor  9        Source: Management and company filings. Note: North America includes US, Canada and Puerto Rico. Color cosmetics excludes fragrance. Beauty care includes: beauty tools, men’s grooming, anti-perspirants and other brands. Charts may not sum to 100% due to rounding.        Geographic Mix (% of LTM 9/30/16 Pro Forma Net Sales)   Category Mix (% of LTM 9/30/16 Pro Forma Net Sales)   1  LTM 9/30/16 Net Sales: $1,920mm  LTM 9/30/16 Net Sales: $976mm  Pro Forma LTM 9/30/16 Net Sales: $2,896mm

2 Iconic Brand Portfolio and Expanded Scale Across Categories and Channels

REVLON

Revlon

- Sells products in over 130 countries
- Channels include:
  - Mass
  - Specialty retailers
  - Salons
  - E-commerce
  - Others
- Currently little presence in prestige outlets and duty-free / travel retail locations

LTM 9/30/16 Net Sales: $1,920mm

Key Brands (% of Net Sales)

Color Cosmetics and Nail (52%)

REVLON, CUTEX, ALMAY, CND, SINFULCOLORS

Hair Care (28%)

CREME OF NATURE, uniq one, INTERCOSMO, LLONGUERAS, OROFLUIDO, REVLON COLORSILK, REVLON PROFESSIONAL

Beauty Care & Fragrance (20%) [1]

CREW, REVLON, Mitchum, Charlie, d:fi

Elizabeth Arden

- Sells products in over 120 countries
- Channels include:
  - Mass
  - Prestige
  - Travel retail
  - Specialty retailers
  - E-commerce
  - Department stores
  - Spas
  - Others

LTM 9/30/16 Net Sales: $976mm

Elizabeth Arden (41%)

Elizabeth Arden New York, CERAMIDE, prevage, Eight Hour Cream, Elizabeth Arden PRO

Non-Elizabeth Arden Fragrances (59%)

BRITNEY SPEARS, White Diamonds Elizabeth Taylor, john varvatos, Christina Aguilera Perfumes, Curve, Ed Hardy By Christian Audigier, WILDFOX, Juicy Couture

Pro Forma

- Expands and strengthens portfolio across more diversified channels and in approximately 150 countries:
  - Mass
  - *Prestige*
  - *Travel retail*
  - Specialty retailers
  - E-commerce
  - *Department stores*
  - Salons
  - *Spas*
  - Others

Pro Forma LTM 9/30/16 Net Sales: $2,896mm

- ✓ Enhanced Scale
- ✓ Enhanced Category Mix
- ✓ Enhanced Channel Penetration
- ✓ Expanded Geographic Footprint

Source: Company filings.

(1) Beauty Care & Fragrance includes beauty tools, men's grooming, anti-perspirants and other brands.

10

  The Beauty Industry is Large and Has Consistently Grown Over Time  11          Source: Euromonitor.Note: Charts may not sum to 100% due to rounding.Beauty industry size represents total retail sales by brand as defined by the following Euromonitor categories: Mass Skin Care, Mass Hair, Salon Hair, Mass Color Cosmetics (including Mass Nail), Mass Deodorant, Facial Skin Care and Fragrance. Data based on 2015 US$ fixed exchange rate.Includes Middle East, Africa and Australasia.  Global Beauty Industry (1)    Global Beauty Industry by Region    % of 2015 Retail Sales  15%  31%  ($ in billions)  (2)  2  2010 – 2015 CAGR  Other (2)  8.8%  North America  2.6%  Asia Pacific  6.9%  Latin America  9.4%  Europe  1.9%  2005 – 2015 CAGR: 5.2%    Recession Period

Presence in Fragrance and Skincare is Key to Growing Within Beauty

2

REVLON

September 2016 Elizabeth Arden Acquisition Better Positions the Company in the Largest and Fastest Growing Categories

Beauty and Personal Care Categories	2015 Consumption ($bn)	2010 – 2015 CAGR [(1)] (%)	2015 – 2020 CAGR [(1)] (%)
Global Beauty Industry [(2)]	$325.5	5.1%	7.3%
Fragrances	$45.8	5.3%	8.6%
Color Cosmetics	$56.6	5.5%	7.8%
Facial Skincare	$84.8	5.2%	6.8%
Haircare	$69.0	4.3%	6.3%

Source: Euromonitor.

Note: Haircare includes hair color. Facial skincare includes face masks, facial cleansers, facial moisturizers, lip care, anti-agers, toners and acne treatments.

(1) Data based on 2015 US$ fixed exchange rate.

(2) Beauty industry size represents total retail sales by brand as defined by the following Euromonitor categories: Mass Skin Care, Mass Hair, Salon Hair, Mass Color Cosmetics (including Mass Nail), Mass Deodorant, Facial Skin Care and Fragrance. Sub-categories do not sum to total global beauty industry due to inclusion of Mass Skin Care.

12

3 Strong Cash Flow Generation

REVLON

Pro Forma (9/30/16) Adjusted EBITDA (incl. Synergies) Less Capital Expenditures

($ in millions)



$546
($110)
$139
$436
$11
$396
LTM 9/30/16 Adj. EBITDA
(LTM 9/30/16 Capex) (1)
LTM 9/30/16 Adj. EBITDA Less Capex (1)
Revlon Inc
EA
Synergies
Capex(1)

Optimal Free Cash Flow Profile

- Strong free cash flow generation enabling significant debt repayment capability
- Proven ability to grow Adjusted EBITDA and obtain operating leverage
- Modest net working capital requirements due to efficient inventory management and buying scale
- Capital expenditures have consistently been below 3% of net sales (excluding purchase of permanent displays)

Note: Adjusted EBITDA is a non-GAAP financial measure that is reconciled to its most directly comparable GAAP measure in the Appendix. EBITDA is defined differently under RCPC's existing credit agreements and indentures. See "Basis of Presentation" in the Appendix for more information. Pro forma is used as defined under Article 11 of Regulation S-X, plus additional synergies.

Source: Company filings.

(1) Calculated as the sum of $39mm for the 3 months ended December 31, 2016 and $71mm for the 9 months ended September 30, 2016. Includes $41mm of Revlon purchase of permanent displays.

13

  Demonstrated Ability To De-Lever Post-Acquisition  14  4  Source: Company filings. Net debt is a non-GAAP financial measure that is reconciled to its most directly comparable GAAP measure in the Appendix. See “Basis of Presentation” for more information.(1) Based on FY 2013 PF Adj. EBITDA.  4  Revlon’s Track Record of Deleveraging (Net Debt / Adj. EBITDA)      (1)

5 Experienced Management Team

REVLON

Fabian T. Garcia

Revlon President & Chief Executive Officer

Previous Experience:

- Colgate-Palmolive: Chief Operating Officer
- Procter & Gamble: 16 years in various positions
- Chanel: President of Asia Pacific

Juan R. Figuereo

Revlon EVP & Chief Financial Officer

Previous Experience:

- NII Holdings: Chief Financial Officer & EVP
- Newell Rubbermaid: Chief Financial Officer & EVP
- Cott Corporation: Chief Financial Officer & EVP
- Walmart: Vice President, M&A
- PepsiCo/Frito Lay – Vice President and Managing Director in various roles

Gianni Pieraccioni

Revlon EVP & Chief Operating Officer

Previous Experience:

- Revlon: Global President of Consumer Division
- Alitalia: Chief Commercial Officer & EVP
- 3 Italian luxury companies (Sector, Binda and Averna): WW Managing Director
- Procter & Gamble, PepsiCo and Johnson & Johnson: 22 years in various positions

Xavier Garijo

Revlon EVP & Operations & Chief Supply Chain Officer

Previous Experience:

- Reckitt Benckiser: Vice President, North America Supply and Household
- Unilever: Direct of Supply Chain for Hair & AP / Deo (10 years in various positions)

Siobhan Anderson

Revlon SVP & Chief Accounting Officer, Corporate Controller and Treasurer

Previous Experience:

- Revlon: Vice President, Financial Reporting and Analysis and prior as Director of External Reporting
- NASDAQ OMX: Director of External Reporting

15

Strategic Rationale

Revlon's acquisition of Elizabeth Arden creates a ~$3bn Global Beauty competitor [(1)]

- The global beauty industry is large and has been growing consistently
- The combined Revlon and Elizabeth Arden company is more competitive in beauty because it now has:
  - Greater scale
  - Expanded presence in all key Beauty categories
  - Diversified presence in channels and geographies
- The combination is highly synergistic with expected cost reductions of ~$140mm

(1) Based on Pro Forma LTM 9/30/16.

16

 Capitalization and Pro Forma Leverage Metrics  17  Note: Numbers may not sum due to rounding. Adjusted EBITDA and Net Debt are non-GAAP financial measures; see definitions and reconciliations to their most directly comparable GAAP financial measures in the Appendix. EBITDA and Net Debt are defined differently under RCPC’s credit agreements and indentures. See “Basis of Presentation” for more information.

 Synergy and cost reduction overview

Synergy and Cost Reduction Overview

REVLON

	Amount	Description
1 Direct and Indirect SG&A	~60% of Total	■ Cost reductions from consolidating duplicative headcount and costs, integrating management structures and sharing best practices ■ Cost savings driven by sourcing savings in media ■ Leverage scale and procurement in direct and indirect spend
2 COGS	~40% of Total	■ Estimated savings from the majority of Elizabeth Arden volume being in-sourced into Revlon manufacturing network, in-sourcing and/or integration of EA Distribution network, procurement scale and improved indirect spend management
Total Synergies and Cost Reductions	~$140 Million	■ Approximately 35% of total synergies and costs reductions are headcount-related, leveraging best-in-class talent from both organizations ■ Actions related to $106 million of synergies and cost reductions will be implemented within 12 months of close
One-Time Costs and Capital Expenditures	~$130 Million	■ ~$60 million one-time costs over 4 years (1)(2) ■ ~$70 million supply chain and IT Capex over 3 years (2)

As discussed during the Company's Q3 Earnings Call, while the Company is completing integration planning and fine tuning synergy estimates, we have confirmed our ability to deliver at least $140 million in multi-year synergies and cost reductions

(1) Does not include Third Party Advisory Services, Execution Support costs and Retention costs.

(2) Actual costs and estimated synergies and cost reductions might differ from the estimated figures since the Company is in the process of fine tuning the integration planning. See "Non-Reliance; Forward-Looking Statements."

19

 Meaningful Revenue Growth and Scale Opportunities  20      Growth Platform in Key Territories  Elizabeth Arden provides a growth platform for Revlon in key territories where Revlon has a limited presence (e.g., China, Korea, etc.) and vice-versaElizabeth Arden fragrance platform provides meaningful scale to Revlon’s existing fragrance businessSpa and professional hair care opportunity to drive sales of both Elizabeth Arden and Revlon  Ability to increase Revlon sales and customer relevance in certain channels/customers (e.g., Walmart, Ulta, Watsons, etc.)Accelerate time to shelf and innovation pace through in-sourcing (manufacturing and R&D) and cross fertilization  Greater Scale

 Growth strategy

 Revlon’s Growth Strategy  22  Build a foundation for sustainable growth that outpaces the industryWe will focus on fast growing beauty segments and strategic categoriesContinue to diversify our channels, especially direct to consumer, andAccelerate our expansion in AsiaHarness the power of our iconic brand portfolio to delight consumers wherever and however they shop for beautyAdvance our digital and multi-channel capabilities, while ensuring that we continue to win in traditional mass, prestige and salon channels around the worldDevelop a cost structure that delivers world class profitability and allows us to continue to invest in our brands

 Business update

Business Overview

REVLON

	Consumer		Professional		Elizabeth Arden
	Cosmetics	**Hair**	**Cosmetics**	**Hair**	**Elizabeth Arden**
Key Brands	REVLON ALMAY SINFULCOLORS CUTEX **Beauty Tools** REVLON	REVLON COLORSILK LLONGUERAS **Anti-Pers. Deo.** Mitchum **Fragrance** Charlie Jean Naté **Skincare** GATINEAU NATURAL HONEY	CND **Men's Grooming** American CREW	REVLON PROFESSIONAL INTERCOSMO OROFLUIDO uniq one d:fi CREME OF NATURE	Elizabeth Arden NEW YORK Elizabeth Arden PRO prevage CERAMIDE Eight Hour Cream **Non-Elizabeth Arden Fragrances** BRITNEY SPEARS WHITE DIAMONDS ELIZABETH TAYLOR john varvatos JUICY COUTURE Curve Christina Aguilera PERFUMES
Product Overview	■ Includes cosmetics, hair color and hair care, beauty tools, anti-perspirant deodorants, fragrances and skincare products ■ Sells products primarily through large volume retailers, chain drug and food stores, chemist shops, hypermarkets, general merchandise stores, the Internet/e-commerce, television shopping, department stores, one-stop shopping beauty retailers, specialty cosmetic stores and perfumeries ■ Products are available in over 130 countries globally		■ Includes hair color, hair care, hair treatment, nail polishes, nail enhancements, shampoos, conditioners and styling products ■ Sells products through professional hair and nail salons and professional salon distributors		■ Includes cosmetics, skincare and fragrance products through the iconic Elizabeth Arden brands; skincare core products include Visible Difference, Ceramide, PREVAGE, Eight Hour Cream and Elizabeth Arden PRO ■ Non-Elizabeth Arden Fragrances include broad array of products including perfume, cologne, eau de toilette, eau de parfum, body spray, gift sets, and bath and body products ■ Sold in over 120 countries, primarily in prestige department and specialty stores, mass retailers, perfumeries, boutiques, distributors and travel retailers

Source: Company filings.

24

Revlon, Inc. Q3 2016
Pro Forma Financial Performance

REVLON

Pro Forma Net Sales

($ in millions)



Y-o-Y Growth: 1.0%
$738
$745
Q3'15A
Q3'16A

Y-o-Y Constant Currency Growth: 2.5% (1)

Commentary

- All four of reporting segments, Consumer, Professional, Elizabeth Arden and Other, delivered XFX Net Sales growth in the quarter, with Elizabeth Arden and the Professional businesses realizing increases in both of the North America and International regions
- Elizabeth Arden brand achieved its 7th consecutive quarter of net sales growth, driven by new product innovation and efforts to modernize the brand's relevance and attract new consumers
- Stand-alone Revlon business also continued its growth trajectory, reporting its 6th consecutive quarter of net sales growth, driven by increased consumption across many key new product innovations and franchises in the portfolio

Pro Forma Adjusted EBITDA



Y-o-Y Growth: 10.4%
$96
$106
Q3'15A
Q3'16A

Y-o-Y Constant Currency Growth: 9.3% (1)

% of Net Sales	*13.0%*	*14.2%*

Commentary

- Adjusted EBITDA in the third quarter of 2016 increased by 9.3%, XFX, driven by the increase in net sales in the third quarter of 2016, as well as gross margin improvement in the Elizabeth Arden segment

Source: Company filings.
Note: Adjusted EBITDA is a non-GAAP financial measure; see definition and reconciliations to most directly comparable GAAP financial measures in the Appendix. EBITDA is defined differently under RCPC's credit agreements and indentures. See "Basis of Presentation" for more information.
(1) Represents XFX figure.

25

Revlon, Inc. Q3 2016 – by SegmentPro Forma Financial Performance  26  Consumer  Professional  Pro Forma Elizabeth Arden          Segment Profit  Net Sales  Y-o-Y Constant Currency Growth: 0.1% (1)  Y-o-Y Constant Currency Growth: (5.8)% (1)  Y-o-Y Constant Currency Growth: 4.5% (1)  Y-o-Y Constant Currency Growth: 1.3% (1)  Y-o-Y Constant Currency Growth: 4.5% (1)  Y-o-Y Constant Currency Growth: 46.7% (1)  Source: Company filings.Note: Segment profit is defined as income from continuing operations for each of the Company’s segments, excluding the EBITDA Exclusions (as defined in the Appendix). Segment profit also excludes unallocated corporate expenses and the impact of certain items that are not directly attributable to the segments’ underlying operating performance, including the impact of the non-operating items. Excludes Other segment.Represents XFX figure.  ($ in millions)

 appendix

 Basis of Presentation  28  Revlon is a public holding company with no business operations of its own. Revlon’s only material asset is all of the outstanding capital stock of RCPC, through which Revlon conducts all of its business operations, including Elizabeth Arden, among others. Revlon's net income/(loss) has historically consisted of the net income/(loss) of RCPC and includes certain expenses related to being a public holding company. This presentation reflects Revlon’s financial results unless otherwise noted. The financial data contained herein are both audited and unaudited and have been prepared from Revlon’s internal and external reporting information, which is prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), unless otherwise noted. This presentation includes references to Revlon’s Adjusted EBITDA. Revlon’s Adjusted EBITDA is a non-GAAP financial measure that is reconciled to its most directly comparable GAAP measure in the accompanying financial tables in this Appendix. Revlon’s Adjusted EBITDA is defined as income from continuing operations before interest, taxes, depreciation, amortization, gains/losses on foreign currency fluctuations, gains/losses on the early extinguishment of debt and miscellaneous expenses (the foregoing being the “EBITDA Exclusions”). To reflect the impact of non-cash stock compensation expense and certain other non-operating items that are not directly attributable to the Company’s underlying operating performance (the “Non-Operating Items”), the Company presents Revlon’s Adjusted EBITDA to exclude these Non-Operating Items and to exclude the impact of certain unusual items impacting the comparability of the Company’s period-over-period results as seen through the eyes of management (the “Unusual Items”). The tables presented in the Appendix identify the Non-Operating and Unusual Items excluded in the presentation of Revlon’s Adjusted EBITDA for all periods.  The Company excludes the EBITDA Exclusions, Non-Operating Items and Unusual Items, as applicable, in calculating Revlon’s Adjusted EBITDA because the Company's management believes that some of these items may not occur in certain periods, the amounts recognized can vary significantly from period to period and these items do not facilitate an understanding of the Company's underlying operating performance. The Company's management utilizes Adjusted EBITDA as an operating performance measure (in conjunction with other GAAP and non-GAAP measures) as an integral part of its reporting and planning processes and to, among other things: (i) monitor and evaluate the performance of the Company's business operations, financial performance and overall liquidity; (ii) facilitate management's internal comparisons of the Company's historical operating performance of its business operations; (iii) facilitate management's external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of the Company's management team and, together with other operational objectives, as a measure in evaluating employee compensation and bonuses; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. The Company's management believes that Revlon’s Adjusted EBITDA is useful to third parties to provide them with disclosures of the Company's operating results on the same basis as that used by the Company's management. Additionally, the Company's management believes that Revlon’s Adjusted EBITDA provides useful information to third parties about the performance of the Company's overall business because such measure eliminates the effects of unusual or other infrequent charges that are not directly attributable to the Company's underlying operating performance. Additionally, the Company's management believes that providing this non-GAAP measure enhances the comparability for investors in assessing the Company’s financial reporting. Accordingly, the Company believes that the presentation of Revlon’s Adjusted EBITDA, when used in conjunction with GAAP financial measures, is a useful financial analysis measure, that is used by the Company's management, as described above, and therefore can assist third parties in assessing the Company's financial condition, operating performance and underlying strength. Revlon’s Adjusted EBITDA should not be considered in isolation or as a substitute for its most directly comparable as reported measure prepared in accordance with GAAP, such as net income/loss. Other companies may define such non-GAAP measures differently. Also, while EBITDA is defined differently than Revlon’s Adjusted EBITDA, excluding certain non-recurring items, for RCPC’s credit agreements and indentures, certain financial covenants in its borrowing arrangements are tied to similar measures.

 Basis of Presentation (cont’d)  29  The Company has defined its net debt leverage ratio as net debt (i.e., total amounts outstanding under third party long-term debt arrangements, less cash and cash equivalents) divided by Adjusted EBITDA for the period.  The ratio of Net Debt to Adjusted EBITDA is not a measure of financial performance under US GAAP and may not be defined and calculated by other companies in the same manner. Net debt is reconciled to its most directly comparable GAAP measure in the accompanying financial tables in this Appendix. Further, the Company's net debt leverage ratio is defined differently under RCPC’s credit agreements and indentures. Management uses, and believes that industry analysts and investors commonly use, a company's net debt leverage ratio as a measure of a company's ability to service its existing debt and liquidity, generally. These non-GAAP financial measures, as well as the other information in this presentation, should be read in conjunction with the Company's financial statements and related footnotes contained in documents filed with the U.S. Securities and Exchange Commission (the “SEC”).Where items are referred to in this presentation as “pro forma” or “on a pro forma basis,” such items give effect to the Company’s September 2016 Elizabeth Arden acquisition on a pro forma basis, including both (i) adjustments that are permitted to be made in connection with an acquisition of a business under Article 11 of Regulation S-X and (ii) additional adjustments, such as net cost reductions and synergies that the Company believes in good faith can be achieved but that are not permitted to be made in connection with an acquisition of a business under Article 11 of Regulation S-X. Furthermore, the Company’s ability to achieve net cost reductions and synergies as described in this presentation is subject to a number of factors, many of which are not in the Company’s control. See “Non-Reliance; Forward-Looking Statements”.Throughout this presentation, “A” indicates amounts actually achieved for completed reporting periods; “PF” indicates amounts that are pro forma for the EA Acquisition; “LTM” indicates amounts represented on a last twelve months basis; and “CAGR” refers to the compound annual growth rate. Note: Rounding may cause immaterial differences.

 Revlon, Inc. – Pro Forma Income Statement  30  Source: SEC filings and Company data.See “Basis of Presentation” for more information.Includes 23 days of Elizabeth Arden financial performance (representing the period from the 9/7/16 closing of the Elizabeth Arden acquisition through 9/30/16).  (1)

 Revlon, Inc. – Pro Forma Adjusted EBITDAReconciliation  31  (1)  Source: SEC filings and Company data.See “Basis of Presentation” for more information.Includes 23 days of Elizabeth Arden financial performance (representing the period from the 9/7/16 closing of the Elizabeth Arden acquisition through 9/30/16).Does not include the ~$140mm of multi-year synergies and cost reductions.  (2)

 Revlon, Inc. – Pro Forma LTM 9/30 Net Sales and Adjusted EBITDAReconciliation  32  Source: SEC filings and Company data.See “Basis of Presentation” for more information.Includes 23 days of Elizabeth Arden financial performance (representing the period from the 9/7/16 closing of the Elizabeth Arden acquisition through 9/30/16).

 Revlon, Inc. – Net Debt / Adj. EBITDA RatioReconciliation  33  (1)  Source: SEC filings and Company data.See “Basis of Presentation” for more information.Based on FY 2013 PF Adj. EBITDA